                               LOOMIS SAYLES FUNDS

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to (S) 240.14a-11(c) or
     (S) 240.14a-12

                               LOOMIS SAYLES FUNDS
                              -------------------
               (Name of Registrant as Specified In Its Charter)

                               LOOMIS SAYLES FUNDS
                              -------------------
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):
[x]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and )-11.
     1)   Title of each class of securities to which transaction applies:
     2)   Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined):
     4)   Proposed maximum aggregate value of transaction:
     5)   Total fee paid:
 [ ] Fee paid previously with preliminary materials.

 [ ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount previously paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:
                        --------------

[LOGO] LOOMIS SAYLES FUNDS

March 24, 2003

[PHOTO]     Dear Shareholders:

Robert Blanding
             A special meeting of shareholders will be held on May 14, 2003. The purpose of the meeting is to elect Trustees for Loomis Sayles Funds.

             Enclosed you will find a summary of the proposal and information about how to cast your vote. Please read the entire proxy statement prior to voting since the summary is meant to be a brief overview for your reference.

   This is an opportunity to voice your opinion on matters that affect your fund, and ultimately, your investment.

   If you have any questions or would like additional information before you vote, please call us at (800) 633-3330.

                                  Sincerely,

                                  /s/ Robert Blanding
                                  Robert J. Blanding
                                  Trustee and President
                                  Loomis Sayles Funds

[LOGO] LOOMIS SAYLES FUNDS

                            Summary of the Proposal

Below is a brief overview of the proposal to be voted on by shareholders of Loomis Sayles Funds. Your vote is important to us. Please read the entire enclosed proxy statement prior to voting. We appreciate your investment in Loomis Sayles Funds and look forward to serving you in the future.

--------------------------------------------------------------------------------

What is the proposal?

   To elect as Trustees of Loomis Sayles Funds, in addition to its current Trustees, the nine current Trustees of the CDC Nvest Funds Complex. The CDC Nvest Funds Complex is a distinct family of mutual funds, the majority of which are advised by CDC IXIS Asset Management Advisers, L.P. (an affiliate of Loomis, Sayles & Company, L.P.). The election of these nominees would facilitate the consolidation of the Board of Trustees of Loomis Sayles Funds with those of the CDC Nvest Funds Complex.

How is a consolidated Board of Trustees beneficial to shareholders?

   A consolidated Board of Trustees offers even greater depth and experience in the oversight of mutual fund operations and will continue to safeguard the best interests of shareholders.

Why are shareholders being asked to elect new Trustees?

   Securities and Exchange Commission rules provide that a board of trustees cannot elect new trustees unless, immediately after such election, at least two-thirds of the trustees have been elected by shareholders. Shareholders at a prior shareholder meeting elected all four current Loomis Sayles Funds' Trustees -- Messrs. Alaimo, Benjamin, Blanding and Chenault. Since the proposal calls for the election of the nine current Trustees of the CDC Nvest Funds Complex, it necessitates holding an election at this time.

Is the cost of the vote and special meeting an expense of my fund?

   No. Any costs associated with the proxy solicitation and meeting will be borne by Loomis, Sayles & Company, L.P. (the investment advisor of Loomis Sayles Funds), not the mutual funds.

Who is eligible to vote for the Trustees?

   Shareholders of record at the close of business on February 26, 2003 (the "Record Date") are eligible to vote.

How many of the nominees will be Independent Trustees if elected?

   Ten of the thirteen nominees -- all but Messrs. Blanding, Hailer and Voss -- will not be "interested persons" of Loomis Sayles Funds (will be "Independent Trustees") as defined in the Investment Company Act of 1940 if elected by shareholders. Independent Trustees are integral to the oversight of fund operations and representing the interests of shareholders.

When will the new Trustees take office?

   If elected, the new Trustees will take office immediately following the shareholder meeting, currently scheduled to be held on May 14, 2003.

   For details on how to cast your vote, please refer to the enclosed proxy statement and proxy card(s).

Please note that if you own more than one fund you will find enclosed a proxy card for each fund. Please be sure to mark, sign and date all proxy cards and return them in the enclosed envelope.

As a Loomis Sayles Funds shareholder, you now have the option of receiving your Fund's financial reports and prospectus(es) via e-mail. To apply for this benefit at this time, you must vote your proxy via the Internet. See the enclosed proxy card(s) for more details on how to vote your proxy via the Internet.

If you have questions, please call (800) 633-3330.

                              LOOMIS SAYLES FUNDS

                   Notice of Special Meeting of Shareholders

To the Shareholders of the Loomis Sayles Funds:

   A Special Meeting of the shareholders of Loomis Sayles Funds, a Massachusetts business trust (the "Trust"), will be held on May 14, 2003 at 2:00 p.m. Eastern Standard Time on the 34th floor of One Financial Center, Boston, Massachusetts, for the following purposes:

    1. To elect Trustees.

    2. To transact any other business that may properly come before the meeting or any adjournment thereof.

   Shareholders of record at the close of business on February 26, 2003 are entitled to notice of and to vote at the meeting.

                                  By Order of the Trustees

                                  Sheila M. Barry
                                  Secretary

March 24, 2003

 We urge you to mark, sign, date and mail the enclosed proxy card(s) in the enclosed envelope(s) or to vote by telephone or the Internet so you will be represented at the meeting.

                        SPECIAL MEETING OF SHAREHOLDERS

                              LOOMIS SAYLES FUNDS
                             One Financial Center
                          Boston, Massachusetts 02111

                                PROXY STATEMENT

   The enclosed proxy is solicited by the Trustees of Loomis Sayles Funds (the "Trust") for use at a special meeting of shareholders of the Trust (the "Meeting") to be held at its offices on May 14, 2003 and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Only shareholders of record at the close of business on February 26, 2003 (the "Record Date") are entitled to vote at the meeting or at any adjourned session thereof. As of the Record Date, there were issued and outstanding 218,971,818.952 shares of the Trust consisting of the following number of shares of each of the classes of the following series (the "Funds"):

                                                      Outstanding
                                                    Shares as of the
           Fund                                       Record Date
           ----                                     ----------------
           Loomis Sayles Aggressive Growth Fund
              Institutional Class..................   1,295,403.573
              Retail Class.........................   2,144,488.466
              Admin Class..........................     221,424.778
           Loomis Sayles Bond Fund
              Institutional Class.................. 128,390,853.133
              Retail Class.........................   7,179,610.328
              Admin Class..........................     736,213.056
           Loomis Sayles Global Bond Fund
              Institutional Class..................   5,169,816.415
              Retail Class.........................   1,576,369.832
           Loomis Sayles Growth Fund
              Institutional Class..................   5,930,878.242
              Retail Class.........................     143,368.767
              Admin Class..........................       4,759.429
           Loomis Sayles International Equity Fund
              Institutional Class..................   5,131,045.766
              Retail Class.........................     162,830.490
              Admin Class..........................     121,418.704
           Loomis Sayles Investment Grade Bond Fund
              Institutional Class..................     769,112.813
              Retail Class.........................       7,030.034
              Admin Class..........................       1,058.290
              Class J..............................  20,499,400.000
           Loomis Sayles Managed Bond Fund.........   1,058,940.000

                                                         Outstanding
                                                       Shares as of the
         Fund                                            Record Date
         ----                                          ----------------
         Loomis Sayles Research Fund
            Institutional Class.......................   2,942,476.237
            Retail Class..............................       5,985.433
         Loomis Sayles Small Cap Growth Fund
            Institutional Class.......................   5,043,903.903
            Retail Class..............................   4,901,790.629
            Admin Class...............................     154,715.594
         Loomis Sayles Small Cap Value Fund
            Institutional Class.......................  13,413,483.216
            Retail Class..............................   5,564,797.646
            Admin Class...............................   1,294,813.795
         Loomis Sayles U.S. Government Securities Fund
            Institutional Class.......................   1,037,961.914
         Loomis Sayles Value Fund
            Institutional Class.......................   2,935,571.296
         Loomis Sayles Worldwide Fund
            Institutional Class.......................   1,132,297.173

   Each whole share is entitled to one vote as to any matter on which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote. All shares are entitled to vote on the proposal to elect Trustees.

   The President's Letter to Shareholders, the Summary of the Proposal, the Notice of Special Meeting of Shareholders, the Proxy Card(s) and this Proxy Statement are being mailed to shareholders of record as of the Record Date on or about March 24, 2003. A copy of the Annual Report of the Trust for its fiscal year ended September 30, 2002, including financial statements, can be obtained without charge by writing to Loomis, Sayles & Company, L.P. at One Financial Center, Boston, Massachusetts 02111 or by calling (800) 633-3330.

   Shares represented by duly executed proxies will be voted for the election of the nominees named herein as Trustees, unless such authority has been withheld. If no instructions are made, the proxy will be voted for the election of the nominees named herein as Trustees.

   Proxies may be revoked at any time before they are voted by a written revocation received by the Secretary of the Trust, by properly executing a later-dated proxy or by attending the Meeting and voting in person.

   Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures, but supplementary solicitations may also be made by mail, telephone, telegraph or personal interview by officers of the Trust or by officers, employees or agents of the Funds' investment advisor, Loomis, Sayles & Company, L.P. ("Loomis Sayles") and its affiliates. In addition, D.F. King & Co., Inc. and Equiserve, Inc. have been retained to assist in the solicitation of proxies at a cost which is not expected to exceed $100,000, plus any reimbursement for their out-of-pocket expenses. The cost of the solicitation will be borne by Loomis Sayles.

                           I.  ELECTION OF TRUSTEES

   The Trustees have fixed at thirteen the number of Trustees for election at the Meeting. Joseph Alaimo, Edward A. Benjamin, Robert J. Blanding and Paul G. Chenault are the only nominees that are presently Trustees of the Trust. Each of the nominees is also a nominee for election as a trustee of Loomis Sayles Investment Trust, a separate group of mutual funds also advised by Loomis Sayles ("LSIT" and together with the Trust, the "Loomis Sayles Fund Complex"). Furthermore, Messrs. Benjamin, Blanding and Chenault are expected to be appointed as trustees of the CDC Nvest Funds Complex,/1/ a separate family of funds that, except for the CDC Nvest AEW Real Estate Income Fund (which is advised by AEW Management and Advisors, L.P.) and the CDC Nvest Targeted Equity Fund (which is advised by Capital Growth Management Limited Partnership), are advised by CDC IXIS Asset Management Advisors, L.P. (an affiliate of Loomis Sayles) in late May 2003. Each remaining nominee, except for Mr. Alaimo, currently serves as trustee of the CDC Nvest Funds Complex. The nomination of the nominees as Trustees of the Trust is intended in part to effect a consolidation of the boards of trustees of the CDC Nvest Funds Complex and the Loomis Sayles Fund Complex (the "CDC-Loomis Fund Complex"). The board consolidation may be followed by certain mergers, reorganizations and liquidations involving various funds in the CDC-Loomis Fund Complex.

   Each of the nominees has agreed to serve as a Trustee of the Trust if elected. If any of the nominees should be unavailable for election at the time of the Meeting (which is not presently anticipated), the persons named as proxies may vote for other persons in their discretion or the Trustees may vote to fix the number of Trustees at fewer than thirteen. The Trust's Agreement and Declaration of Trust does not provide for the annual election of Trustees. However, in accordance with the Investment Company Act of 1940 (the "1940 Act"), (i) the Trust will hold a shareholders' meeting for the election of Trustees at such times as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, after filling a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office would have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian, or by vote of the holders of two-thirds of the outstanding shares of the Trust at a meeting duly called for such purpose, which meeting shall be held upon the written request of the shareholders holding not less than 10% of the Trust's outstanding shares.
--------
/1/ The CDC Nvest Funds Complex is composed of the following six trusts: CDC
    Nvest Funds Trust I, which consists of 15 separate series, CDC Nvest Funds Trust II, which consists of 5 separate series, CDC Nvest Funds Trust III, which consists of 3 separate series, CDC Nvest Companies Trust I, which consists of 1 series, CDC Nvest Cash Management Trust, which consists of 1 series and CDC Nvest Tax Exempt Money Market Trust, which consists of 1 series.

   In connection with the October 30, 2000 acquisition of Loomis Sayles' parent companies by its current parent company, at least 75% of the Board of Trustees of the Trust must be comprised of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or Loomis Sayles ("Independent Trustees") for a period of three years following the acquisition (i.e. until October 30, 2003) for such acquisition to fall within the "safe harbor" afforded by Section 15(f) of the 1940 Act (relating to the receipt of compensation in connection with the sale of a mutual fund advisory business). Since each of Mr. Alaimo, Mr. Benjamin and Mr. Chenault is a current Independent Trustee, the Board of Trustees currently satisfies this requirement. Likewise, if the thirteen nominees for election as Trustees (Messrs. Alaimo, Allison, Benjamin, Blanding, Cain, Chenault, Cowan, Darman, Hailer, Shane, Voss and White and Ms. Moose (the "Nominees")) are elected as Trustees, Messrs. Alaimo, Allison, Benjamin, Cain, Chenault, Cowan, Darman, Shane and White and Ms. Moose would be Independent Trustees, so that the Board of Trustees would continue to satisfy this requirement.

   Set forth below are the names of the Nominees together with certain information about them:

Nominees for Interested Trustee*

                                                                          Number of
                                                                        Portfolios in
                                                                            Fund
                                                                           Complex
                                        Term of                           Overseen
                                       Office and       Principal         or to be        Other
                        Position(s)    Length of      Occupation(s)       Overseen    Directorships
Name, Address            Held with        Time         During Past       by Nominee      Held by
and Age                    Trust        Served**         5 Years         for Trustee     Trustee
-------------          -------------- ------------ -------------------- ------------- -------------
Robert J. Blanding***  Trustee and    Less than 1  President,                22++           0
555 California Street, President      Year         Chairman, Director
San Francisco, CA      (Formerly,     (Served as   and Chief Executive
(55 Years Old)         Executive      Executive    Officer, Loomis
                       Vice President Vice         Sayles
                       and Vice       President
                       President)     for 6 Years
                                      and Vice
                                      President
                                      for 5 Years)

John T. Hailer****     N/A            N/A          President and Chief       48+      Trustee,
399 Boylston Street                                Executive Officer,                 AEW Real
Boston, MA 02116                                   CDC IXIS Asset                     Estate Income
(42 Years Old)                                     Management                         Fund
                                                   Distributors, L.P.;
                                                   formerly, Senior
                                                   Vice President,
                                                   Fidelity Investments

Peter S. Voss*****     N/A            N/A          Director, President       48+      Trustee,
399 Boylston Street                                and Chief Executive                Harris
Boston, MA 02116                                   Officer, CDC IXIS                  Associates
(56 Years Old)                                     Asset Management                   Investment
                                                   North America, L.P.                Trust;
                                                                                      Trustee, AEW
                                                                                      Real Estate
                                                                                      Income Fund

--------
+ Assumes election to the boards of trustees of the Loomis Sayles Fund Complex. ++ 48, if also elected to the boards of trustees of the CDC Nvest Funds Complex.

Nominees for Disinterested Trustee

Joseph Alaimo******    Trustee 3 Years   Chairman,           22    Formerly,
N. Bank Lane,                            Wayne Hummer              Director,
Lake Forest, Illinois                    Investment Trust          Wintrust
(72 Years Old)                                                     Financial
                                                                   Corporation

Graham T. Allison, Jr. N/A     N/A       Douglas Dillon      48+   Director,
399 Boylston Street                      Professor and             Taubman
Boston, MA 02116                         Director of the           Centers, Inc.;
(62 Years Old)                           Belfer Center for         Board
                                         Science and               Member,
                                         International             USEC Inc.;
                                         Affairs, John F.          Trustee, AEW
                                         Kennedy School of         Real Estate
                                         Government,               Income Fund
                                         Harvard University

Edward A. Benjamin     Trustee Less than Director, Precision 24*++ 0*
71 Sierra Rosa Loop            1 Year    Corporation (optics
Santa Fe, NM 87506                       manufacturer);
(64 Years Old)                           Director, Coal,
                                         Energy Investments
                                         & Management,
                                         LLC; formerly,
                                         Partner, Ropes &
                                         Gray (law firm)
                                         until 1999

Daniel M. Cain         N/A     N/A       President and CEO,  48+   Trustee,
452 Fifth Avenue                         Cain Brothers &           Universal
New York, NY 10018                       Company,                  Health Realty
(58 Years Old)                           Incorporated              Income Trust;
                                         (investment               Director,
                                         banking)                  PASC;
                                                                   Trustee, AEW
                                                                   Real Estate
                                                                   Income Fund

--------
* In addition to serving as a trustee of the Trust and LSIT, Mr. Benjamin serves as a trustee of the New England Zenith Fund, two series of which are advised by Loomis Sayles and its affiliates.
+ Assumes election to the boards of trustees of the Loomis Sayles Fund Complex. ++ 48, if also elected to the boards of trustees of the CDC Nvest Funds Complex.

Paul G. Chenault      Trustee 3 Years Retired; formerly,   22++ Director,
5852 Pebble Beach Way                 Trustee of Variable       Mailco Office
San Luis Obispo,                      Investors Series          Products, Inc.
CA 93401                              Trust. From August
(68 Years Old)                        1997 to September
                                      1997, Vice
                                      President of Loomis
                                      Sayles and prior to
                                      October 1995,
                                      Senior Vice
                                      President and Chief
                                      Investment Officer,
                                      XL Capital Ltd.,
                                      Hamilton, Bermuda

Kenneth J. Cowan      N/A     N/A     Retired              48+  Trustee, AEW
399 Boylston Street                                             Real Estate
Boston, MA 02116                                                Income Fund
(70 Years Old)

Richard Darman        N/A     N/A     Partner, The Carlyle 48+  Director and
399 Boylston Street                   Group                     Vice
Boston, MA 02116                      (investments);            Chairman,
(59 Years Old)                        Formerly,                 AES
                                      Professor, John F.        Corporation;
                                      Kennedy School of         Trustee, AEW
                                      Government,               Real Estate
                                      Harvard University        Income Fund

Sandra O. Moose       N/A     N/A     Senior Vice          48+  Director,
One Exchange Place                    President and             Verizon
Boston, MA 02109                      Director, The             Communications;
(61 Years Old)                        Boston Consulting         Director,
                                      Group, Inc.               Rohm and
                                      (management               Haas
                                      consulting)               Company;
                                                                Trustee, AEW
                                                                Real Estate
                                                                Income Fund

--------
+ Assumes election to the board of trustees of the Loomis Sayles Fund Complex. ++ 48, if also elected to the boards of trustees of the CDC Nvest Funds Complex.

     John A. Shane          N/A N/A President, Palmer   48+ Director,
     200 Unicorn Park Drive         Service Corporation     Eastern Bank
     Woburn, MA 01801               (venture capital        Corporation;
     (70 Years Old)                 organization)           Director,
                                                            Gensym
                                                            Corporation;
                                                            Director,
                                                            Overland
                                                            Storage, Inc.;
                                                            Director, Abt
                                                            Associates
                                                            Inc.; Trustee,
                                                            AEW Real
                                                            Estate Income
                                                            Fund

     Pendleton P.           N/A N/A Retired             48+ Trustee, AEW
     White******                                            Real Estate
     6 Breckenridge Lane                                    Income Fund
     Savannah, GA 31411
     (72 Years Old)

--------
+     Assumes election to the boards of trustees of the Loomis Sayles Fund
      Complex.
*     "Interested persons" (as defined in the 1940 Act) of the Trust.
** Each Trustee serves for an indefinite term in accordance with the Trust's Agreement and Declaration of Trust until the date the Trustee dies, resigns or is removed, or, if sooner, until the election and qualification of the Trustee's successor.
*** Mr. Blanding is deemed an "interested person" of the Trust and Loomis Sayles by virtue of his position as an officer and director of Loomis Sayles.
**** Mr. Hailer is deemed an "interested person" of the Trust and Loomis Sayles by virtue of his position as an officer and director of CDC IXIS Asset Management Distributors, L.P.
***** Mr. Voss is deemed an "interested person" of the Trust and Loomis Sayles by virtue of his position as an officer and director of Loomis Sayles. ******If elected as Trustees, Messrs. Alaimo and White are expected to retire by December 31, 2003.

   The following table sets forth the dollar range of shares owned by each Trustee as of December 31, 2002 of (i) each individual Fund and (ii) all of the funds in the Loomis Sayles Fund Complex:

Nominees for Interested Trustee:

                                            Robert J.
Dollar Range of Fund Shares                 Blanding     John T. Hailer   Peter S. Voss
---------------------------              --------------- --------------- ---------------
Loomis Sayles Aggressive Growth Fund     $10,001-$50,000      none            none
Loomis Sayles Bond Fund                  $10,001-$50,000      none        over $100,000
Loomis Sayles Global Bond Fund                none            none        over $100,000
Loomis Sayles Growth Fund                 over $100,000       none            none
Loomis Sayles International Equity Fund  $10,001-$50,000 $10,001-$50,000      none
Loomis Sayles Investment Grade Bond
 Fund                                      $1-$10,000         none            none
Loomis Sayles Managed Bond Fund               none            none            none
Loomis Sayles Research Fund               over $100,000       none            none
Loomis Sayles Small Cap Growth Fund       over $100,000  $10,001-$50,000 $10,001-$50,000
Loomis Sayles Small Cap Value Fund        over $100,000   over $100,000       none
Loomis Sayles U.S. Government Securities
 Fund                                         none            none            none
Loomis Sayles Value Fund                 $10,001-$50,000      none            none
Loomis Sayles Worldwide Fund                  none            none            none

Aggregate Dollar Range of Fund Shares
in Funds Overseen or to be Overseen by
the Nominee in the Loomis Sayles Fund
Complex:                                  over $100,000   over $100,000   over $100,000

Nominees for Disinterested Trustee:

Dollar Range    Joseph   Graham T.   Edward A. Daniel M. Paul G.    Kenneth J. Richard Sandra O. John A. Pendleton P.
of Fund Shares  Alaimo  Allison, Jr. Benjamin    Cain    Chenault     Cowan    Darman    Moose    Shane     White
-------------- -------- ------------ --------- --------- ---------  ---------- ------- --------- ------- ------------
Loomis Sayles
 Aggressive
 Growth
 Fund            none       none       none      none      none        none     none     none     none       none
Loomis Sayles
 Bond Fund       none       none       none      none      none        none     none     none     none       none
Loomis Sayles
 Global
 Bond Fund       none       none       none      none      none        none     none     none     none       none
Loomis Sayles
 Growth
 Fund            none       none       none      none      none        none     none     none     none       none
Loomis Sayles
 International
 Equity
 Fund            none       none       none      none      none        none     none     none     none       none
Loomis Sayles
 Investment
 Grade Bond
 Fund            none       none       none      none      none        none     none     none     none       none
Loomis Sayles
 Managed
 Bond Fund       none       none       none      none      none        none     none     none     none       none
Loomis Sayles
 Research                                                 $10,001-
 Fund            none       none       none      none     $50,000      none     none     none     none       none
Loomis Sayles
 Small Cap
 Growth
 Fund            none       none       none      none      none        none     none     none     none       none
Loomis Sayles
 Small Cap                                                $10,001-
 Value Fund      none       none       none      none     $50,000      none     none     none     none       none
Loomis Sayles
 U.S.
 Government
 Securities
 Fund            none       none       none      none      none        none     none     none     none       none
Loomis Sayles
 Value Fund      none       none       none      none      none        none     none     none     none       none
Loomis Sayles
 Worldwide
 Fund            none       none       none      none      none        none     none     none     none       none

Aggregate
Dollar Range
of Fund
Shares in
Funds
Overseen or
to be
Overseen by
the Nominee
in the Loomis
Sayles Fund      over                                     $50,001-
Complex:       $100,000     none       none      none     $100,000     none     none     none     none       none

   Each Trustee who is not an "interested person" (as defined in the 1940 Act) of the Trust is compensated at the rate of $5,000 per in-person meeting per annum. In addition, each Trustee receives an annual retainer of $20,000 and is reimbursed for travel expenses in connection with attendance at meetings. Currently, these fees are allocated ratably among all the funds in the Loomis Sayles Fund Complex. It is expected that following the consolidation of the boards of trustees of the CDC Nvest Funds Complex and the Loomis Sayles Fund Complex, these fees will be increased in recognition of the increased responsibilities of the Trustees and will be allocated ratably among all the funds in the CDC-Loomis Fund Complex. The Trust pays no compensation to its officers or to Trustees who are "interested persons" (as defined in the 1940
Act) of the Trust.

   The following table sets forth the compensation received by the Trustees during fiscal year 2002:

                              Compensation Table
                 For the Fiscal Year Ended September 30, 2002

             (1)                (2)          (3)         (4)         (5)
                                          Pension or
                                          Retirement  Estimated     Total
                                           Benefits     Annual   Compensation
                             Aggregate    Accrued as   Benefits   From Fund
                            Compensation Part of Fund    Upon    Complex Paid
  Name of Person*, Position  from Trust    Expenses   Retirement  to Trustee
  ------------------------- ------------ ------------ ---------- ------------
  Interested Trustee
    Daniel J. Fuss,           $     0        N/A         N/A       $     0
    Trustee
  Disinterested Trustees
    Joseph Alaimo,            $21,250        N/A         N/A       $21,250
    Trustee
    Edward A . Benjamin,      $     0        N/A         N/A        12,161**
    Trustee
    Paul G. Chenault,          21,250        N/A         N/A        21,250
    Trustee
    Richard S. Holway,         21,250        N/A         N/A        21,250
    Trustee
    Michael T. Murray,         21,250        N/A         N/A        21,250
    Trustee

--------
* On October 15, 2002, new members of the Board of Trustees were elected to succeed Messrs. Fuss, Holway, and Murray. The newly elected Trustees, Robert
   J. Blanding (Interested Trustee) and Edward A. Benjamin (Independent Trustee) received no compensation from the Trust during the fiscal year ended September 30, 2002.
** Total compensation figures include compensation received from the series of the New England Zenith Fund advised by Loomis Sayles and its affiliates (four prior to May 1, 2002, two thereafter).

   The Trustees of the Trust who are Independent Trustees perform the functions of audit, nominating and governance and contract review committees. Their responsibilities as such include review of financial and accounting controls and procedures; recommendations as to the selection of the independent accountants; review of the scope of the audit; review of financial statements and audit reports; and review of the independence of the independent accountants and approval of fees and assignments relating to all activities of the independent accountants on the Trust's behalf. In addition, the Independent Trustees have responsibility for the nomination of other Independent Trustees, and review and make recommendations to the Board as to contracts requiring approval of a majority of the Independent Trustees and any other contracts which may be referred to them by the Board. During the most recently completed fiscal year, in performing the functions of the audit committee, the Independent Trustees met twice, in performing the functions of the nominating and governance committee, the Independent Trustees met twice and in performing the functions of the contract review committee, the Independent Trustees met twice.

   The following table shows the shares of the Trust held, if any, as of December 31, 2002 by each Nominee rounded to the nearest whole share. Unless otherwise noted, each of the shareholders named below has sole investment power and sole voting power with respect to the shares of the Trust beneficially owned.

                                                     Number of
                                                    Shares Owned
                                                 as of December 31, Percent of
  Nominees                                             2002**       Class Held
  --------                                       ------------------ ----------

                           INSTITUTIONAL CLASS SHARES
  LOOMIS SAYLES AGGRESSIVE GROWTH FUND
  Robert J. Blanding............................        1,553            *
  All Nominees and executive officers as a group       43,984          3.3%
  LOOMIS SAYLES BOND FUND
  Peter S. Voss.................................       10,324            *
  All Nominees and executive officers as a group      472,140            *
  LOOMIS SAYLES GLOBAL BOND FUND
  All Nominees and executive officers as a group        6,905            *
  LOOMIS SAYLES GROWTH FUND
  Robert J. Blanding............................        9,994            *
  All Nominees and executive officers as a group      180,840          3.0%
  LOOMIS SAYLES INVESTMENT GRADE BOND
   FUND
  All Nominees and executive officers as a group       20,395          2.7%
  LOOMIS SAYLES INTERNATIONAL EQUITY FUND
  Robert J. Blanding............................        3,606            *
  John T. Hailer................................        3,805            *
  All Nominees and executive officers as a group       40,072            *

                                                     Number of
                                                    Shares Owned
                                                 as of December 31, Percent of
  Trustees and Nominees                                2002**       Class Held
  ---------------------                          ------------------ ----------
  LOOMIS SAYLES RESEARCH FUND
  Paul G. Chenault..............................        5,000            *
  All Nominees and executive officers as a group      133,203          4.7%
  LOOMIS SAYLES SMALL CAP GROWTH FUND
  Robert J. Blanding............................       57,653            *
  John T. Hailer................................        5,322            *
  Peter S. Voss.................................        5,343            *
  All Nominees and executive officers as a group      102,759          1.5%
  LOOMIS SAYLES SMALL CAP VALUE FUND
  Robert J. Blanding............................       24,053            *
  Paul G. Chenault..............................        1,500            *
  John T. Hailer................................        7,234            *
  All Nominees and executive officers as a group       70,578            *
  LOOMIS SAYLES VALUE FUND
  Robert J. Blanding............................        3,925            *
  All Nominees and executive officers as a group       32,998          1.1%
  LOOMIS SAYLES U.S. GOVERNMENT SECURITIES
   FUND
  All Nominees and executive officers as a group       24,080          2.7%
  LOOMIS SAYLES WORLDWIDE FUND
  All Nominees and executive officers as a group       63,385          5.7%

                              RETAIL CLASS SHARES
  LOOMIS SAYLES AGGRESSIVE GROWTH FUND
  All Nominees and executive officers as a group        1,363            *
  LOOMIS SAYLES BOND FUND
  All Nominees and executive officers as a group        5,197            *
  LOOMIS SAYLES GLOBAL BOND FUND
  Peter S. Voss.................................       27,053          1.5%
  All Nominees and executive officers as a group       27,053          1.5%
  LOOMIS SAYLES SMALL CAP GROWTH FUND
  All Nominees and executive officers as a group        1,621            *

--------
*   Less than 1%.
** These amounts include shares owned of record by the Loomis Sayles Employees' Profit Sharing Plan for the accounts of employees of Loomis Sayles who are Trustees or officers of the Trust and shares owned of record by the CDC IXIS Retirement Plans for the accounts of employees of, among other entities, CDC IXIS Asset Management Distributors, L.P. and CDC IXIS Asset Management North America, L.P. who are trustees or officers of the CDC Nvest Funds Complex.

   In 2002, the Trust held four Board meetings. Each of the current Trustees attended at least 75% of the meetings of the Board of Trustees and committees thereof of which such Trustee is a member held during the time of such Trustee's service as a Trustee.

   The Agreement and Declaration of Trust and the By-Laws of the Trust provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is determined in the manner specified in the By-Laws that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust, and except that no such person shall be indemnified against any liability to the Trust or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

   The Trustees unanimously recommend the election of each Nominee for Trustee listed above.

   Required Vote. The vote of a plurality of the shares represented at the Meeting (all Funds voting together as a single class) is required to elect the Nominees as Trustees.

                            II.  OTHER INFORMATION

   The following table lists the executive officers of the Trust, their ages, addresses and the length of time such person served as an executive officer of the Trust. Each such person has been elected to the indicated office of the Trust by the Trustees of the Trust. Each officer's principal occupation for the past five years is listed; similar prior positions within the same company are omitted.

                                             Term of
                            Position(s)     Office and
                             Held with      Length of         Principal Occupation(s)
Name, Address and Age**        Trust       Time Served*         During Past 5 Years
-----------------------   --------------- --------------- -------------------------------
Mark Baribeau             Vice President  3 years         Vice President, Loomis Sayles.
(43 Years Old)
Sheila M. Barry           Secretary and   6 years         Assistant General Counsel and
(57 Years Old)            Compliance                      Vice President, Loomis Sayles.
                          Officer
Robert J. Blanding        Trustee and     Less than 1     President, Chairman, Director
555 California Street,    President       year (Served    and Chief Executive Officer,
San Francisco, California (Formerly,      as Executive    Loomis Sayles.
(55 Years Old)            Executive Vice  Vice President
                          President and   for 6 years and
                          Vice President) as Vice
                                          President for
                                          5 years)
Kenneth Buntrock          Vice President  2 years         Vice President, Loomis Sayles.
(50 Years Old)
Kevin Charleston          Treasurer,      Less than 1     Vice President, Director and
(37 Years Old)            (Formerly,      year (Served as Chief Financial Officer, Loomis
                          Vice President) Vice President  Sayles. Formerly, Senior Vice
                                          for 2 years)    President and Treasurer,
                                                          Nvest Companies, L.P.
Perry Conchinha           Vice President  2 years         Vice President, Loomis Sayles.
(33 Years Old)
Pamela N. Czekanski       Vice President  3 years         Vice President, Loomis Sayles.
(44 Years Old)

* Each executive officer serves for an indefinite term in accordance with the current By-Laws of the Trust until the date his or her successor is elected and qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified.
** Except as indicated, the address of each executive officer is One Financial
   Center, Boston, Massachusetts 02111.

                                             Term of
                            Position(s)     Office and
                             Held with      Length of        Principal Occupation(s)
Name, Address and Age**        Trust       Time Served*        During Past 5 Years
-----------------------    -------------- --------------- ------------------------------
Christopher R. Ely         Vice President 6 years         Vice President and Director,
(47 Years Old)                                            Loomis Sayles.
Philip C. Fine             Vice President 6 years         Vice President, Loomis Sayles.
(53 Years Old)
Daniel J. Fuss             Executive      Less than 1     Vice Chairman, Director,
(69 Years Old)             Vice President year (served as Loomis Sayles.
                           (Formerly,     President for 8
                           President)     years)
Kathleen C. Gaffney        Vice President 6 years         Vice President, Loomis Sayles.
(41 Years Old)
Joseph R. Gatz             Vice President 3 years         Vice President, Loomis Sayles.
39533 Woodward Ave.                                       Formerly, Portfolio Manager,
Bloomfield Hills, Michigan                                Bank One Investment Advisers
(41 Years Old)                                            Corporation.
Dean A. Gulis              Vice President 3 years         Vice President, Loomis Sayles.
1533 Woodward Ave.
Bloomfield Hills, Michigan
(47 Years Old)
Robert G. Ix               Vice President Less than 1     Vice President, Loomis Sayles.
(38 Years Old)                            year            Formerly, Portfolio Manager at
                                                          The Bank of New York
Steven Kaseta              Vice President 1 year          Vice President, Loomis Sayles.
(48 Years Old)
Lauriann Kloppenburg       Vice President 2 years         Vice President, Loomis Sayles.
(42 Years Old)
Warren Koontz              Vice President 2 years         Vice President, Loomis Sayles.
(41 Years Old)
Eswar Menon                Vice President 3 years         Vice President, Loomis Sayles.
555 California Street,                                    Formerly, Portfolio Manager at
San Francisco, California                                 Nicholas Applegate Capital
(39 Years Old)                                            Management.

* Each executive officer serves for an indefinite term in accordance with the current By-Laws of the Trust until the date his or her successor is elected and qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified.
** Except as indicated, the address of each executive officer is One Financial
   Center, Boston, Massachusetts 02111.

                                            Term of
                            Position(s)    Office and
                             Held with     Length of      Principal Occupation(s)
Name, Address and Age**        Trust      Time Served*      During Past 5 Years
-----------------------    -------------- ------------ -----------------------------
Alex Muromcew              Vice President   3 years    Vice President, Loomis
555 California Street,                                 Sayles. Formerly, Portfolio
San Francisco, California                              Manager at Nicholas
(39 Years Old)                                         Applegate Capital
                                                       Management.
Nicholas H. Palmerino      Assistant        6 years    Senior Vice President, CDC
(38 Years Old)             Treasurer                   IXIS Asset Management
                                                       Services, Inc. Formerly, Vice
                                                       President, Loomis Sayles.
Bruce G. Picard, Jr.       Vice President   5 years    Vice President, Loomis
(33 Years Old)                                         Sayles.
Lauren B. Pitalis          Vice President   5 years    Vice President, Loomis
(42 Years Old)                                         Sayles.
David Rolley               Vice President   2 years    Vice President, Loomis
(50 Years Old)                                         Sayles.
Richard D. Skaggs          Vice President   3 years    Vice President, Loomis
(47 Years Old)                                         Sayles.
David L. Smith             Vice President   6 years    Vice President, Loomis
(43 Years Old)                                         Sayles.
Daniel G. Thelen           Vice President   2 years    Vice President, Loomis
39533 Woodward Ave.                                    Sayles.
Bloomfield Hills, Michigan
(45 Years Old)
Sandra P. Tichenor         Vice President   6 years    General Counsel, Executive
555 California Street                                  Vice President, Secretary,
San Francisco, California                              Clerk and Director, Loomis
(53 Years Old)                                         Sayles.

* Each executive officer serves for an indefinite term in accordance with the current By-Laws of the Trust until the date his or her successor is elected and qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified.
** Except as indicated, the address of each executive officer is One Financial
   Center, Boston, Massachusetts 02111.

                                           Term of
                           Position(s)    Office and
                            Held with     Length of       Principal Occupation(s)
Name, Address and Age**       Trust      Time Served*       During Past 5 Years
-----------------------   -------------- ------------ --------------------------------
John Tribolet             Vice President   3 years    Vice President, Loomis Sayles.
555 California Street                                 Formerly, Portfolio Manager at
San Francisco, California                             Nicholas Applegate Capital
(32 Years Old)                                        Management, MBA student at
                                                      the University of Chicago, and
                                                      investment banker, most recently
                                                      at PaineWebber, Inc.
Jeffrey W. Wardlow        Vice President   11 years   Vice President, Loomis Sayles.
(42 Years Old)
Gregory B. Woodgate       Assistant        2 years    Vice President, Loomis Sayles.
(32 Years Old)            Treasurer

* Each executive officer serves for an indefinite term in accordance with the current By-Laws of the Trust until the date his or her successor is elected and qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified.
** Except as indicated, the address of each executive officer is One Financial
   Center, Boston, Massachusetts 02111.

   Loomis Sayles serves as investment adviser to the Funds, and Loomis Sayles Distributors, L.P. (the "Distributor") serves as distributor and principal underwriter to the Funds. The address of Loomis Sayles and the Distributor is One Financial Center, Boston, Massachusetts 02111. It is expected that CDC IXIS Asset Management Distributors, L.P. will replace the Distributor as the distributor and principal underwriter to the Funds on or about July 1, 2003.

   PricewaterhouseCoopers LLP serves as independent accountants to the Funds. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

   As of February 26, 2003, the following persons owned beneficially (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) or of record 5% or more of the outstanding shares of the indicated classes of the following Funds:


                                                               Number of    Percent of
Shareholder                                Address            Shares Owned  Class Held
-----------                       -------------------------- -------------- ----------

                              INSTITUTIONAL CLASS SHARES

LOOMIS SAYLES AGGRESSIVE GROWTH FUND
Charles Schwab & Co., Inc.        101 Montgomery St.            682,076.350   52.65%
                                  San Francisco, CA 94104

Berklee College of Music          1140 Boylston Street          181,511.433   14.01%
                                  Boston, MA 02115

Jupiter & Co.                     P.O. Box 9130                 188,002.102   14.51%
c/o Investors Bank & Trust        c/o Investors Bank & Trust
                                  FPG 90
                                  Boston, MA 02117
LOOMIS SAYLES BOND FUND
Charles Schwab & Co., Inc.        101 Montgomery Street      63,039,370.784   49.10%
                                  San Francisco, CA 94104

National Financial Services Corp. 200 Liberty St.            16,767,468.623   13.06%
FEBO Customers                    One World Financial Center
                                  New York, NY 10281
LOOMIS SAYLES GLOBAL BOND FUND
Charles Schwab & Co., Inc.        101 Montgomery St.          1,628,399.866   31.50%
                                  San Francisco, CA 94104

Fleet National Bank               P.O. Box 92800                680,096.974   13.16%
TTEE Kaman Corp. Master Trust     Rochester, NY 14692
Fixed Income Fund

National Financial Services Corp. 200 Liberty St.               804,572.247   15.56%
FEBO Customers                    One World Financial
                                  Center
                                  New York, NY 10281

Northern Trust Company            PO Box 92956                  621,672.297   12.03%
FBO Desert State Employers        Chicago, IL 60675

National Investor Services        55 Water St.                  468,563.479     9.0%
FBO Customers                     New York, NY 10041

San Diego Transit Pension Plan    P.O. Box 2511                 318,028.084    6.15%
                                  San Diego, CA 92112
LOOMIS SAYLES GROWTH FUND
Charles Schwab & Co., Inc.        101 Montgomery St.              2,785,040   46.96%
                                  San Francisco, CA 94104

                                                                 Number of     Percent of
Shareholder                                   Address           Shares Owned   Class Held
-----------                          -------------------------- ------------- -----------
LOOMIS SAYLES INTERNATIONAL EQUITY FUND
Charles Schwab & Co., Inc.           101 Montgomery St.         1,634,720.058       31.86%
                                     San Francisco, CA 94104

Comerica Bank                        P.O. Box 75000,              529,347.979       10.32%
FBO City of Livonia                  MC 3446
Employee Retirement System A/C 02    New York, NY 10281
01 100 0302406

Church Mutual Insurance Co.          3000 Schuster Lane           501,736.123        9.78%
                                     Merrill, WI 54452

MGAM International Equity LLC        1125 S 103rd Street          470,360.023        9.17%
                                     Suite 450
                                     Omaha, NE 68124
LOOMIS SAYLES INVESTMENT GRADE BOND FUND
Charles Schwab & Co., Inc.           101 Montgomery St.           362,707.983       47.16%
                                     San Francisco, CA 94104

Jeffrey L. Meade                     16 Samuel Parlin Drive       117,979.884       15.34%
Phyllis M. Meade, Jt. Tcn.           Acton, MA 01720

State Street Bank & Trust Company    412 Blair Ave                 43,436.294        5.65%
Custodian for the IRA FBO Willard S. Piedmont, CA 94611
Webber

National Financial Services Corp     200 Liberty St.               70,161.928        9.12%
FEBO Customers                       One World Financial Center
                                     New York, NY 10281
LOOMIS SAYLES RESEARCH FUND

Charles Schwab & Co., Inc.           101 Montgomery St.         2,351,116.896       79.90%
                                     San Francisco, CA 94104

Asbestos Workers Local #84 Pension   36 East Warner Rd.           263,291.976        8.95%
Fund                                 Akron, OH 44319
CDC IXIS                             399 Boylston St.             202,175.686        6.87%
c/o CDC IXIS Asset                   Boston, MA 02116
Management North America
LOOMIS SAYLES SMALL CAP GROWTH FUND
Charles Schwab & Co., Inc.           101 Montgomery St.           999,545.232       19.82%
                                     San Francisco, CA 94104
Carey & Co                           7 Easton Oval                300,701.991        5.96%
                                     Columbus, OH 43219

                                                                                 Percent
                                                                   Number of     of Class
Shareholder                                     Address           Shares Owned     Held
-----------                                     -------           ------------- ---------
LOOMIS SAYLES SMALL CAP VALUE FUND
Charles Schwab & Co., Inc.             101 Montgomery St.         2,443,661.998     18.22%
                                       San Francisco, CA 94104

Smith Barney Inc.                      388 Greenwich St.            821,441.339      6.12%
                                       New York, NY 10001

Wells Fargo Bank FBO                   PO Box 1533                  767,195.957      5.72%
Wisc. Public Service                   Minneapolis, MN 55480
Administration

Westfield Retirement System            59 Court Street              716,509.142      5.34%
                                       P.O. Box 106
                                       Westfield, MA 01086
LOOMIS SAYLES U.S. GOVERNMENT SECURITIES FUND
Charles Schwab & Co. Inc.              101 Montgomery St.           358,069.695     34.50%
                                       San Francisco, CA 94104

Merrill Lynch Pierce Fenner &          Attn: Service Team           143,457.829     13.82%
Smith Inc.                             4800 Deer Lake Drive
                                       Third Floor
                                       Jacksonville, FL 32246

National Financial Services Corp. FEBO Attn: Mutual Funds           118,505.602     11.42%
Customers                              Department Fifth Floor
                                       200 Liberty Street
                                       One World Financial Center
                                       New York, NY 10281
LOOMIS SAYLES VALUE FUND
Charles Schwab & Co., Inc.             101 Montgomery St.         1,077,902.812     36.72%
                                       San Francisco, CA 94104

Asbestos Workers Local                 36 East Warner Rd.           224,187.945      7.64%
#84 Pension Fund                       Akron, OH 44319

Comerica Bank                          PO Box 7500                  420,623.056     14.33%
FBO City of Livonia Retiree            Detroit, MI 48275
Health & Disability Benefits Plan

Southeastern Michigan Chapter NECA     PO Box 385                   153,431.267      5.23%
                                       Southfield, MI 48034
LOOMIS SAYLES WORLDWIDE FUND
Charles Schwab & Co., Inc.             101 Montgomery St.         1,086,248.853     95.93%
                                       San Francisco, CA 94104

                                   RETAIL CLASS SHARES

LOOMIS SAYLES AGGRESSIVE GROWTH FUND
Chase Manhattan Bank                   4 New York Plaza             867,260.474     40.44%
Direct Trustee for MetLife Defined     New York, NY 10004
Contribution Group

Charles Schwab & Co., Inc.             101 Montgomery St.           359,227.557     16.75%
                                       San Francisco, CA 94104

                                                                              Percent
                                                                Number of     of Class
Shareholder                                Address             Shares Owned     Held
-----------                                -------           ---------------- --------

National Financial Services Corp. 200 Liberty Street,             215,885.116  10.07%
FEBO Customers                    One World Financial Center
                                  New York, NY 10281

The Chicago Trust Company,        171 North Clark Street          258,567.980  12.06%
TTEE Industries 401K              Chicago, IL 60601
LOOMIS SAYLES BOND FUND

National Financial Services Corp. 200 Liberty Street            1,851,268.630  25.79%
FEBO Customers                    One World Financial Center
                                  New York, NY 10281

IMS Co.                           P.O. Box 3865                   486,096.596   6.77%
                                  Englewood, CO 80155

Salomon Smith Barney, Inc.        333 West 34th St.               418,568.675   5.83%
                                  New York, NY 10001
LOOMIS SAYLES GLOBAL BOND FUND

Charles Schwab & Co., Inc.        101 Montgomery Street         1,191,803.426  75.60%
                                  San Francisco, CA 94104

National Financial Services Corp. 200 Liberty Street              161,581.631  10.25%
FEBO Customers                    One World Financial Center
                                  New York, NY 10281
LOOMIS SAYLES GROWTH FUND
Angelo V. Glorioso                225 Summit Dr.                   61,666.776  43.01%
                                  Pittsburgh, PA 15238

Arrivescap National Trust Co.     PO Box 105779                    30,837.546  21.51%
                                  Atlanta, GA 30348

Charles Schwab & Co., Inc.        101 Montgomery Street            19,592.565  13.67%
                                  San Francisco, CA 94104
LOOMIS SAYLES INTERNATIONAL EQUITY FUND

Charles Schwab & Co., Inc.        101 Montgomery Street            32,763.400  20.12%
                                  San Francisco, CA 94104

Merrill Lynch Pierce Fenner &     4800 Deer Lake Drive East        24,832.165  15.25%
Smith, Inc.                       Third Floor
Attn: Service Team                Jacksonville, FL 32246

Orangewood Childrens Foundation   12822 Garden Grove               24,472.858  15.03%
                                  Boulevard, Suite A
                                  Garden Grove, CA 92843

National Financial Services Corp. 200 Liberty Street               25,457.844  15.63%
FEBO Customers                    One World Financial Center
                                  New York, NY 10281
LOOMIS SAYLES INVESTMENT GRADE BOND FUND

Loomis, Sayles & Company, L.P.    One Financial Center              1,045.181  14.87%
                                  Boston, MA 02111

Susan Bourgeois                   8808 Basswood                       959.756  13.65%
                                  Richmond, VA 23229

State Street Bank                 633 Blackmore Ct.                 4,546.791  64.00%
Cust. for IRA FBO                 Marco Island, FL 34145
Sumer Aygen

                                                                                  Percent
                                                                     Number of    of Class
Shareholder                                       Address           Shares Owned    Held
-----------                                       -------           ------------- --------
LOOMIS SAYLES RESEARCH FUND
Fiserv Securities Inc.                   One Commerce Square            5,969.579  99.74%
                                         2005 Market St.
                                         Philadelphia, PA 19103
LOOMIS SAYLES SMALL CAP GROWTH FUND
Bose Empl. Retirement                    PO Box 41974                 788,376.889  16.08%
                                         Kansas City, MO 64141

MetLife Trust Company                    1 Crossroads Dr.             285,896.290   5.83%
                                         Bedminster, NJ 07921

Retirement System Board of Trustees      FBO Soonersave Plan 457      858,299.196  17.51%
TTEE Oklahoma Public Employers           c/o Great-West
                                         8515 E. Orchard Road #2T2,
                                         Englewood, CO 80111

Wilmington Trust Company                                              760,765.167  15.52%
FBO Alliance Coal LLC                    P.O. Box 8971
Profit Sharing Plan                      Wilmington, DE 17879
LOOMIS SAYLES SMALL CAP VALUE FUND
Charles Schwab & Co., Inc.               101 Montgomery Street      2,038,320.956  36.63%
                                         San Francisco, CA 94104

Chase Manhattan Bank Trustee MetLife     770 Broadway 10th Floor      731,902.726  13.15%
Defined Contribution Group               New York, NY 10003

MetLife Defined Contribution Group       2 Montgomery Street          365,177.015   6.56%
                                         Jersey City, NJ 07302-3802

Vanguard Fiduciary Trust Company         P.O. Box 2600, Rm 613        449,345.294   8.07%
Loomis Sayles/Omnibus n/c                Attn: Outside Funds
                                         Valley Forge, PA 19482

MetLife Trust Company NA Directed        1 Crossroads Dr. BLDG3       439,495.523   7.90%
Trustee for Metlife Defined Contribution Bedminster, NJ 07921-2688
Plan

Putnam Fiduciary Trust                   Investors Way                378,197.536   6.80%
FBO IDX Systems Corp.                    Norwood, MA 02062

                                    ADMIN CLASS SHARES

LOOMIS SAYLES SMALL CAP VALUE FUND
Smith Barney Corp. Trust Co. (Trustee)   Two Tower Center             406,901.984  31.43%
Smith Barney 401(k) Advisor Group Trust  P.O. Box 1063
                                         E. Brunswick, NJ 08816

Merrill Lynch Pierce Fenner & Smith Inc. 4800 Deer Lake Drive          67,689.022   5.23%
FBO Customers                            3rd Floor
                                         Jacksonville, FL 32246

Smith Barney Corp. Trust Co. (Trustee)   Two Tower Center             216,057.842  16.69%
The Citistreet Retirement Group Trust    P.O. Box 1063
                                         E. Brunswick, NJ 08816

                                                                               Percent
                                                                   Number of   of Class
Shareholder                                       Address         Shares Owned   Held
-----------                               ----------------------- ------------ --------
LOOMIS SAYLES AGGRESSIVE GROWTH FUND

Reliance Trust Company                    3384 Peachtree Rd       115,316.260   52.08%
Directed Trustee for MetLife              Atlanta, GA 30326
Defined Contribution

Merrill Lynch Pierce Fenner & Smith       4800 Deer Lake Dr. East  53,249.911   24.05%
                                          Jacksonville, FL 32246

MetLife Trust Company NA                  One Crossroads Dr.       47,157.979   21.30%
Directed Trustee for MetLife              Bedminster, NJ 07921
Standard Products
LOOMIS SAYLES BOND FUND

Smith Barney Corp. Trust                  Two Tower Center        256,664.601   34.86%
Smith Barney 401(k)                       E. Brunswick, NJ 08816

Merrill Lynch Pierce Fenner & Smith, Inc. 4800 Deer Lake Dr. East 347,621.269   47.22%
                                          Jacksonville, FL 32246

Reliance Trust Company Directed Trustee   3384 Peachtree Rd        58,504.940    7.95%
for MetLife Defined Contribution          Atlanta, GA 30326
LOOMIS SAYLES GROWTH FUND

Loomis, Sayles & Co., L.P.                One Financial Center      1,576.669   33.13%
                                          Boston, MA 02111

Security Trust Co. FBO                    2390 Camelback Rd.          557.212   11.71%
Gold K.com                                Phoenix, AZ 85016

Circle Trust Company                      Metro Center              1,259.540   26.46%
Cust. For Millane Nuseries                One Station Place
                                          Stamford, CT 06902

Circle Trust Company                      Metro Center                935.555   19.66%
Cust. For Communications Group            One Station Place
                                          Stamford, CT 06902

Circle Trust Company                      Metro Center                385.769    8.11%
The Lamm Wallach Companies                One Station Place
                                          Stamford, CT 06902
LOOMIS SAYLES INTERNATION EQUITY FUND

Smith Barney Corp. Trust                  Two Tower Center          6,594.083    5.43%
Smith Barney 401(k)                       E. Brunswick, NJ 08816

Reliance Trust Company                    3384 Peachtree Rd       106,370.468   87.61%
Directed Trustee for MetLife              Atlanta, GA 30326
Defined Contribution
LOOMIS SAYLES INVESTMENT GRADE BOND FUND

Loomis, Sayles & Company, L.P.            One Financial Center
                                          Boston, MA 02111          1,042.713   98.53%
LOOMIS SAYLES SMALL CAP GROWTH FUND

MetLife Trust Company NA                  One Crossroads Dr.       24,956.127   16.13%
Directed Trustee for MetLife              Bedminster, NJ 07921
Standard Products

Reliance Trust Company                    3384 Peachtree Rd       125,395.873   81.05%
Directed Trustee for MetLife              Atlanta, GA 30326
Defined Contribution

                                                                       Percent
                                                          Number of    of Class
Shareholder                             Address          Shares Owned    Held
-----------                             -------         -------------- --------

New York Life Trust Co.         51 Madison Avenue          179,141.589   13.84%
Client Account                  New York, NY 10010

LOOMIS SAYLES INVESTMENT GRADE FUND BOND FUND (CLASS J SHARES)
Marusan Securities Co., Ltd.    2-5-2 Nihonbashi,       18,214,000.000   88.85%
                                Chuo-ku, Tokyo, Japan
Mitsubishi Securities           27-1, Shinkawa 2-Chome   1,668,800.000    8.14%
                                Chuo-ku, Tokyo, Japan
LOOMIS SAYLES MANAGED BOND FUND
Mitsubishi Securities Co., Ltd. 27-1, Shinkawa 2-Chome,  1,058,940.000  100.00%
                                Chuo-ku, Tokyo, Japan

   In the event that sufficient votes in favor of the election of any of the Nominees are not received by May 14, 2003, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the election of all of the Nominees. They will vote against such adjournment those proxies required to be voted against the election of any of the Nominees and will not vote any proxies that direct them to abstain from voting on the election of the Nominees.

   Although the Meeting is called to transact any other business that may properly come before it, the only business that management intends to present or knows that others will present is the business mentioned in the Notice of Special Meeting. However, if any additional matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgment on such matters unless previously instructed to the contrary by means of written instructions from a shareholder received by the Secretary of the Trust.

   Shareholder Proposals at Future Meetings. Because the Trust does not hold regular meetings of shareholders, no particular date is anticipated for the next shareholder meeting. Shareholders who wish to submit a proposal to be included in the Trust's proxy materials for the next meeting of shareholders, if any, must deliver notice of the proposal within a reasonable time before the Trust begins to print and mail its proxy materials. As of March 24, 2003, the Trust has not received any shareholder proposals and thus none is included in these proxy materials. Shareholders who wish to make a proposal at the next meeting of shareholders, if any, that will not be included in the Trust's proxy materials must notify the Trust a reasonable time before it begins to print and mail its proxy materials for that meeting. If a shareholder who wishes to submit a proposal fails to timely notify the Trust, the proxies solicited for the meeting will have discretionary authority to vote on the shareholder's proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority to the extent permitted by the Securities and Exchange Commission's proxy rules. You may submit shareholder proposals to Sheila M. Barry, Secretary, Loomis Sayles Funds, One Financial Center, Boston, Massachusetts 02111.

   Quorum and Methods of Tabulation. Forty percent (40%) of the shares entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business with respect to the election of Trustees at the Meeting. Votes cast by proxy or in person at the meeting will be counted by persons appointed by the Trust as tellers (the "Tellers") for the Meeting.

   The Tellers will count the total number of votes cast "for" election of each Nominee for purposes of determining whether sufficient affirmative votes have been cast. The Tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to the election of Trustees, neither abstentions nor broker non-votes have any effect on the outcome of the election.

                                                                          LS141

[X]PLEASE MARK VOTES,
   AS IN THIS EXAMPLE

                                      1. To elect Trustees.
------------------------------------
     LOOMIS SAYLES FUNDS
------------------------------------
                                      (01) Joseph Alaimo               (08) Richard Darman    For All    With-   For All
                                      (02) Graham T. Allison, Jr.      (09) John T. Hailer    Nominees   hold    Except
                                      (03) Edward A. Benjamin          (10) Sandra 0. Moose     [_]       [_]     [_]
                                      (04) Robert J. Blanding          (11) John A. Shane
                                      (05) Daniel M. Cain              (12) Peter S. Voss
                                      (06) Paul G. Chenault            (13) Pendleton P. White
                                      (07) Kenneth J. Cowan

                                      NOTE: If you do not wish your shares voted "For" a particular nominee,
   CONTROL NUMBER:                    mark the "For All Except" box and strike a line through the name(s) of the
   RECORD DATE SHARES:                nominee(s). Your shares will be voted for the remaining nominee(s).


                                                --------------
    Please be sure to sign and date this Proxy  Date             Mark box at right if an address change or comment
--------------------------------------------------------------   has been  noted on the reverse side of this card. [_]

-------Shareholder sign here_____Co-owner sign here-----------

   DETACH CARD                                                                                             DETACH CARD


                      Your vote is important. Please vote immediately.

---------------------------------------       ----------------------------------
          Vote-by-Internet    [GRAPHIC]             Vote-by-Telephone  [GRAPHIC]

  1. Log on to the Internet and go       OR   1. Call toll-free
     to http://www.eproxyvote.                   1-877-PRX-VOTE(1-877-779-8683)
     com/lsbdx

  2. Enter your Voter Control Number          2. Enter your Voter Control Number
     listed above and follow the easy            listed above and follow the
     steps outlined on the secured               easy recorded instructions.
     website.
---------------------------------------       ----------------------------------
  If you vote over the Internet or by telephone, please do not mail your card.

                         SPECIAL MEETING OF SHAREHOLDERS

                               LOOMIS SAYLES FUNDS

                              One Financial Center
                          Boston, Massachusetts 02111

                     THIS PROXY IS SOLICITED BY THE TRUSTEES

The undersigned hereby appoints Kevin P. Charleston, Lauren B. Pitalis and Sheila M. Barry, and each of them separately, as proxies with power of substitution to each, and hereby authorizes them to represent and to vote all of the shares of the Loomis Sayles Funds (the "Trust") that the undersigned would be entitled to vote if personally present at the Special Meeting of the Shareholders of the Trust (the "Meeting") to be held at its offices on May 14, 2003 and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Only shareholders of record at the close of business on February 26, 2003 (the "Record Date") are entitled to vote at the meeting or at any adjourned session thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER AND IN THE PROXIES' DISCRETION ON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF TRUSTEES AS SET FORTH IN PROPOSAL 1.

--------------------------------------------------------------------------------
   PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.
--------------------------------------------------------------------------------

Please sign exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?                      DO YOU HAVE ANY COMMENTS?
_______________________________                _________________________________
_______________________________                _________________________________
_______________________________                _________________________________